SEMI-ANNUAL REPORT
JUNE 30, 2000



Mercury
QA International
Fund



OF MERCURY
QA EQUITY SERIES, INC.





MERCURY QA INTERNATIONAL FUND

WORLDWIDE INVESTMENTS AS OF JUNE 30, 2000

                                        Percent of
Ten Largest Holdings                    Net Assets

Nokia Oyj                                   2.9%
Vodafone AirTouch PLC                       2.6
BP Amoco PLC                                2.5
Nippon Telegraph & Telephone
Corporation (NTT)                           2.0
Deutsche Telekom AG
(Registered Shares)                         1.9
Telefonaktiebolaget LM
Ericsson AB 'B'                             1.8
Novartis AG (Registered Shares)             1.8
Toyota Motor Corporation                    1.7
Nestle SA (Registered Shares)               1.6
France Telecom SA                           1.4


                                        Percent of
Ten Largest Industries                  Net Assets

Telecommunications                         15.2%
Banking                                    12.0
Insurance                                   8.4
Electronics                                 6.2
Telecommunications & Equipment              6.0
Pharmaceuticals                             5.2
Chemicals                                   3.7
Transportation                              3.2
Automobiles                                 3.2
Utilities--Electric                         3.2




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Sidney Hoots, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Donald C. Burke, Vice President and
  Treasurer
Allan J. Oster, Secretary

Custodian
The Chase Manhattan Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260




June 30, 2000
Mercury QA International Fund



DEAR SHAREHOLDER

We are pleased to provide you with the first semi-annual report for Mercury QA International Fund. The Fund seeks to provide long-term growth of capital by investing primarily in equity securities of large-capitalization companies outside of the United States that Fund management believes are undervalued or have good prospects for earnings growth. Since inception (June 2, 2000) through June 30, 2000, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -1.10%, -1.20%, -1.20% and -1.20%, respectively, slightly less than the return of the unmanaged Morgan Stanley Capitalization Europe, Australasia and Far East Index of +3.19% from May 31, 2000 through June 30, 2000. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 5 and 6 of this report to shareholders.)

European equity markets posted mixed returns in June and for the first half of the year. Stock markets in Europe generally follow the lead of US markets; thus, the meager returns posted in Europe this year should come as no surprise given what has happened in the United States.

The big story in Europe this year is the unexpected decline of its new currency, the euro. The euro has caused concern among policy makers at the European Central Bank because of the inflationary effects of a weak currency. After holding off for months, the European Central Bank raised interest rates in June in an attempt to strengthen the euro and hold budding inflationary pressures in check. After a strong rally in early June, stock markets fell after the interest rate rise since investors were anticipating slower economic growth and weaker corporate profits. France and Italy have been among the best-performing European stock markets so far this year, with Germany and Spain the worst.

The Japanese stock market rallied strongly in June and is down only slightly year to date. While the economy remains fragile, there appear to be investment opportunities as a result of restructuring and strong profit growth. However, we are cautious as deflation, political constipation, the unwinding of cross-shareholdings and inflexible social models all seem to blight Japan's outlook.

Our favorite countries currently are Italy, Germany, and Switzerland. The Swiss stock market is heavily weighted toward banks and drug companies. Fundamentally, we like drug companies because of seemingly attractive demographics, specifically baby boomers that could provide drug companies with a huge customer base for the future.



June 30, 2000
Mercury QA International Fund



In Conclusion
We thank you for your investment in Mercury QA International Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Philip Green)
Philip Green
Senior Vice President and
Portfolio Manager



August 8, 2000



June 30, 2000
Mercury QA International Fund




FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

* CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

* CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

* CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


RECENT PERFORMANCE RESULTS*
                                                    Since Inception
As of June 30, 2000                                   Total Return

Class I                                                   -1.10%
Class A                                                   -1.20
Class B                                                   -1.20
Class C                                                   -1.20


*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/2/00.



June 30, 2000
Mercury QA International Fund



FUND PERFORMANCE DATA (CONCLUDED)



AGGREGATE TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge          Charge**

Inception (6/2/00)
through 6/30/00                            -1.10%         -6.29%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC            CDSC**

Inception (6/2/00)
through 6/30/00                            -1.20%         -5.15%

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

Inception (6/2/00)
through 6/30/00                            -1.20%         -6.39%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC            CDSC**

Inception (6/2/00)
through 6/30/00                            -1.20%         -2.19%

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


June 30, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS

MERCURY QA INTERNATIONAL FUND
                                                                    In US Dollars

                    Shares                                                  Percent of
Industry             Held              Common Stocks              Value     Net Assets
Australia

Banking            1,523    Commonwealth Bank of Australia     $     25,320      0.5%
                   1,684    National Australia Bank Limited          28,211      0.5
                                                               ------------    ------
                                                                     53,531      1.0

Broadcasting &     2,330    The News Corporation Limited             32,175      0.6
Publishing

Telecommuni-       5,375    Telstra Corporation Limited              21,880      0.4
cations

                            Total Common Stocks in Australia        107,586      2.0


Belgium

Insurance            998    Fortis (B)                               29,160      0.5

Utilities--Electric   97    Electrabel SA                            24,074      0.5

                            Total Common Stocks in Belgium           53,234      1.0


Denmark

Banking              187    Den Danske Bank Group                    22,587      0.4

Transport Services     1    A/S Dampskibsselskabet Svendborg 'B'     14,841      0.3

                            Total Common Stocks in Denmark           37,428      0.7


Finland

Telecommunications   682    Sonera Oyj                               31,217      0.6

Telecommuni-       3,042    Nokia Oyj                               155,863      2.9
cations
& Equipment

                            Total Common Stocks in Finland          187,080      3.5


France

Chemicals            372    Aventis SA                               27,262      0.5

Cosmetics &           31  ++L'Oreal SA                               26,953      0.5
Toiletries

Diversified          297    Vivendi                                  26,321      0.5

Electronics          509    STMicroelectronics NV                    32,203      0.6

Insurance            191    Axa                                      30,210      0.6

Oil/Integrated--     390    Total Fina SA 'B'                        60,041      1.1
International

Supermarkets         345    Carrefour SA                             23,679      0.5

Telecommunications   542    France Telecom SA                        76,064      1.4

Telecommunications   595    Alcatel                                  39,184      0.8
& Equipment

                            Total Common Stocks in France           341,917      6.5

June 30, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                     In US Dollars

                    Shares                                                  Percent of
Industry             Held              Common Stocks              Value     Net Assets
Germany

Airlines             908    Deutsche Lufthansa AG (Registered
                            Shares)                            $     21,325      0.4%

Automobiles          922    DaimlerChrysler AG (Registered
                            Shares)                                  48,284      0.9

Banking              536    Deutsche Bank AG (Registered
                            Shares)                                  44,290      0.8
                     550    Dresdner Bank AG                         22,724      0.4
                     388    HypoVereinsbank                          25,165      0.5
                                                               ------------    ------
                                                                     92,179      1.7

Chemicals            875    BASF AG                                  35,312      0.7
                   1,105    Bayer AG                                 43,302      0.8
                                                               ------------    ------
                                                                     78,614      1.5

Computer             234    SAP AG (Systeme, Anwendungen,
Software                    Produkte in der Datenverarbeitung)       34,634      0.7

Cosmetics &          257    Beiersdorf AG                            21,680      0.4
Toiletries

Diversified          810    RWE AG                                   27,565      0.5

Electronics          416    Siemens AG                               63,007      1.2

Insurance            197    Allianz AG (Registered Shares)           71,062      1.3
                     134    Muenchener Rueckversicherungs-
                            Gesellschaft AG (Registered Shares)      42,261      0.8
                                                               ------------    ------
                                                                    113,323      2.1

Medical              548    Schering AG                              30,153      0.6

Multi-Industry       646    Preussag AG                              20,962      0.4
                   1,137    Veba AG                                  55,993      1.1
                                                               ------------    ------
                                                                     76,955      1.5

Telecommuni-       1,735    Deutsche Telekom AG (Registered
cations                     Shares)                                  99,458      1.9

                            Total Common Stocks in Germany          707,177     13.4


Hong Kong

Multi-Industry     4,000    Hutchison Whampoa Limited                50,287      1.0

Real Estate        2,000    Cheung Kong (Holdings) Ltd.              22,000      0.4
                   3,000    Sun Hung Kai Properties Ltd.             21,551      0.4
                                                               ------------    ------
                                                                     43,551      0.8

Telecommuni-       9,200    Hong Kong Telecom Limited                20,299      0.4
cations
                            Total Common Stocks in Hong Kong        114,137      2.2


June 30, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                     In US Dollars

                    Shares                                                  Percent of
Industry             Held              Common Stocks              Value     Net Assets
Italy
Auto & Truck       1,137    Fiat SpA                           $     29,624      0.6%

Banking            2,677    San Paolo-IMI SpA                        47,705      0.9
                   6,385    Unicredito Italiano SpA                  30,665      0.6
                                                               ------------    ------
                                                                     78,370      1.5

Electronics        9,471    Enel SpA                                 42,126      0.8

Financial          3,302    Mediobanca SpA                           34,185      0.6
Services

Insurance          1,809    Assicurazioni Generali                   62,254      1.2
                   2,355    Riunione Adriatica di Sicurta SpA        25,961      0.5
                                                               ------------    ------
                                                                     88,215      1.7

Oil & Gas          9,046    ENI SpA                                  52,463      1.0
Producers

Telecommuni-       5,597    Telecom Italia Mobile (TIM) SpA          57,409      1.1
cations            3,454    Telecom Italia SpA                       47,678      0.9
                                                               ------------    ------
                                                                    105,087      2.0

Telecommuni-      15,941    Sirti SpA                                26,665      0.5
cations
& Equipment

Tires & Rubber    14,024    Pirelli SpA                              37,037      0.7

                            Total Common Stocks in Italy            493,772      9.4


Japan

Automobiles        1,000    Honda Motor Co., Ltd.                    34,119      0.6
                   2,000    Toyota Motor Corporation                 91,300      1.7
                                                               ------------    ------
                                                                    125,419      2.3

Banking            3,000    The Bank of Tokyo-Mitsubishi, Ltd.       36,322      0.7
                   2,000    The Sumitomo Bank, Ltd.                  24,574      0.5
                                                               ------------    ------
                                                                     60,896      1.2

Chemicals          1,000    Shin-Etsu Chemical Co., Ltd.             50,848      1.0

Computers          1,000    NEC Corporation                          31,473      0.6

Cosmetics &        1,000    Kao Corporation                          30,622      0.6
Toiletries

Distribution         200    Softbank Corp.                           27,220      0.5

Electrical         1,000    Denso Corporation                        24,385      0.5
Equipment          2,000    Matsushita Electric Industrial
                            Company, Ltd.                            51,982      1.0
                     100    Rohm Company Ltd.                        29,299      0.6
                   1,000    Sumitomo Electric Industries             17,183      0.3
                                                               ------------    ------
                                                                    122,849      2.4


June 30, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                     In US Dollars

                    Shares                                                  Percent of
Industry             Held              Common Stocks              Value     Net Assets
Japan (concluded)

Electronics          200    Fanuc Ltd.                         $     20,396      0.4%
                   1,000    Fujitsu Limited                          34,686      0.7
                   3,000    Hitachi Ltd.                             43,382      0.8
                     600    Sony Corporation                         56,141      1.1
                   3,000    Toshiba Corporation                      33,940      0.6
                                                               ------------    ------
                                                                    188,545      3.6

Financial          1,000    The Nomura Securities Co., Ltd.          24,526      0.5
Services

Gas Transmission   9,000    Tokyo Gas Co.                            25,349      0.5

Insurance          2,000    The Tokio Marine & Fire Insurance Co.
                            Ltd.                                     23,137      0.4

Machinery &        5,000    Mitsubishi Heavy Industries, Ltd.        22,211      0.4
Equipment

Pharmaceuticals    1,000    Takeda Chemical Industries, Ltd.         65,781      1.2

Photography        1,000    Canon, Inc.                              49,903      0.9
                   1,000    Fuji Photo Film                          41,019      0.8
                                                               ------------    ------
                                                                     90,922      1.7

Printing &         2,000    Dai Nippon Printing Co., Ltd.            35,329      0.7
Publishing

Steel             12,000    Nippon Steel Corporation                 25,292      0.5

Telecommunications     8    Nippon Telegraph & Telephone
                            Corporation (NTT)                       106,611      2.0

Tires & Rubber     1,000    Bridgestone Corp.                        21,218      0.4

Transportation         4    Central Japan Railway Company            22,683      0.4
                       5    East Japan Railway Company               29,110      0.5
                  13,000    Keihin Electric Express Railway
                            Co., Ltd.                                49,024      0.9
                   9,000    Kinki Nippon Railway Co., Ltd.           36,577      0.7
                  13,000    Tobu Railway Co., Ltd.                   37,229      0.7
                                                               ------------    ------
                                                                    174,623      3.2

Utilities          2,100    Kansai Electric Power Company, Inc.      37,671      0.7
--Electric         3,100    Tohoku Electric Power Co., Inc.          41,898      0.8
                   1,500    Tokyo Electric Power                     36,648      0.7
                                                               ------------    ------
                                                                    116,217      2.2

                            Total Common Stocks in Japan          1,369,088     25.9



June 30, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                     In US Dollars

                    Shares                                                  Percent of
Industry             Held              Common Stocks              Value     Net Assets
Netherlands

Electrical           570    Koninklijke (Royal) Philips
Equipment                   Electronics NV                     $     26,992      0.5%

                            Total Common Stocks in the
                            Netherlands                              26,992      0.5


New Zealand

Telecommuni-      10,280    Telecom Corporation of New Zealand
cations                     Limited                                  36,057      0.7

                            Total Common Stocks in New Zealand       36,057      0.7


Norway

Chemicals            852    Norsk Hydro ASA                          35,883      0.7

                            Total Common Stocks in Norway            35,883      0.7


Portugal

Telecommuni-       1,990    Portugal Telecom SA (Registered
cations                     Shares)                                  22,434      0.4

                            Total Common Stocks in Portugal          22,434      0.4


Singapore

Airlines           2,000    Singapore Airlines Limited               19,780      0.4

                            Total Common Stocks in Singapore         19,780      0.4


Spain

Banking            2,657    Banco Bilbao Vizcaya, SA                 39,861      0.8
                   3,652    Banco Santander Central
                            Hispano, SA                              38,684      0.7
                                                               ------------    ------
                                                                     78,545      1.5

Petroleum--        1,405    Repsol-YPF, SA                           28,081      0.5
Domestic

Telecommuni-       2,388  ++Telefonica SA                            51,506      1.0
cations

Utilities--Electric1,420    Endesa SA                                27,619      0.5

                            Total Common Stocks in Spain            185,751      3.5


Sweden

Telecommuni-       4,798    Telefonaktiebolaget LM
cations                     Ericsson AB 'B'                          95,457      1.8
& Equipment

                            Total Common Stocks in Sweden            95,457      1.8


Switzerland

Banking              206    Credit Suisse Group (Registered
                            Shares)                                  41,109      0.8
                     335    UBS AG (Registered Shares)               49,237      0.9
                                                               ------------    ------
                                                                     90,346      1.7



June 30, 2000
Mercury QA International Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                     In US Dollars

                    Shares                                                  Percent of
Industry             Held              Common Stocks              Value     Net Assets
Switzerland (concluded)

Drugs                 60    Novartis AG (Registered Shares)    $     95,345      1.8%

Foods/Food            42    Nestle SA (Registered Shares)            84,331      1.6
Processing

Holding Company      279    ABB Ltd.                                 33,500      0.6

Insurance             25    Schweizerische Rueckversicherungs-
                            Gesellschaft (Registered Shares)         51,119      1.0
                     102    Zurich Allied AG                         50,558      1.0
                                                               ------------    ------
                                                                    101,677      2.0

Manufacturing         83    Holderbank Financiere Glarus AG
                            (Registered Shares)                      27,206      0.5

Metals & Mining       40  ++Alusuisse Lonza Group AG (Registered
                            Shares)                                  26,148      0.5

Pharmaceuticals        2    Roche Holding AG (Bearer)                21,223      0.4
                       7    Roche Holding AG (Genuss)                68,360      1.3
                                                               ------------    ------
                                                                     89,583      1.7

Telecommunications    58    Swisscom AG (Registered Shares)          20,153      0.4

                            Total Common Stocks in Switzerland      568,289     10.8

United Kingdom

Banking            1,116    Barclays PLC                             27,759      0.5
                   5,475    HSBC Holdings PLC                        62,620      1.2
                   3,992    Lloyds TSB Group PLC                     37,711      0.7
                   1,838    Royal Bank of Scotland Group PLC         30,775      0.6
                                                               ------------    ------
                                                                    158,865      3.0

Beverages          3,285    Diageo PLC                               29,491      0.6

Broadcasting--     1,199  ++British Sky Broadcasting Group PLC
Media                       ("BSkyB")                                23,452      0.4

Drugs              1,164    AstraZeneca Group PLC                    54,363      1.0

Insurance          1,933    CGU PLC                                  32,190      0.6
                   1,724    Prudential Corporation PLC               25,264      0.5
                                                               ------------    ------
                                                                     57,454      1.1

Oil--Related      13,574    BP Amoco PLC                            130,285      2.5

Pharmaceuticals    2,366    Glaxo Wellcome PLC                       69,023      1.3
                   3,844    SmithKline Beecham PLC                   50,338      1.0
                                                               ------------    ------
                                                                    119,361      2.3


June 30, 2000
Mercury QA International Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                     In US Dollars

                    Shares                                                  Percent of
Industry             Held              Common Stocks              Value     Net Assets
United Kingdom
(concluded)

Telecommuni        4,008    British Telecommunications PLC     $     51,818      1.0%
cations            1,777    Marconi PLC                              23,136      0.4
                  33,919    Vodafone AirTouch PLC                   137,104      2.6
                                                               ------------    ------
                                                                    212,058      4.0

                            Total Common Stocks in the
                            United Kingdom                          785,329     14.9

                            Total Investments in Common
                            Stocks (Cost--$5,256,113)             5,187,391     98.3


                   Face
                  Amount          Short-Term Securities
United States

US            US$105,000    Federal Home Loan Mortgage
Government                  Corporation, 6.57% due 7/03/2000        104,962      2.0
Agency
Obligations*

                            Total Investments in Short-Term
                            Securities (Cost--$104,962)             104,962      2.0

                            Total Investments
                            (Cost--$5,361,075)                    5,292,353    100.3


                            Liabilities in Excess of
                            Other Assets                            (16,277)    (0.3)
                                                               ------------    ------
                            Net Assets                         $  5,276,076    100.0%
                                                               ============    ======



 *Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.



June 30, 2000
Mercury QA International Fund



STATEMENT OF ASSETS AND
LIABILITIES

As of June 30, 2000
MERCURY QA INTERNATIONAL FUND
Assets:
Investments, at value (identified cost--$5,361,075)                                        $  5,292,353
Receivables:
  Investment adviser                                                        $      6,963
  Capital shares sold                                                              4,935
  Dividends                                                                        2,197         14,095
                                                                            ------------
Prepaid registration fees and other assets                                                       57,081
                                                                                           ------------
Total assets                                                                                  5,363,529
                                                                                           ------------

Liabilities:
Payables:
  Capital shares redeemed                                                         13,000
  Custodian bank                                                                   5,406
  Securities purchased                                                               466
  Distributor                                                                        277         19,149
                                                                            ------------
Accrued expenses and other liabilities                                                           68,304
                                                                                           ------------
Total liabilities                                                                                87,453
                                                                                           ------------

Net Assets:
Net assets                                                                                 $  5,276,076
                                                                                           ------------
Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                            $         49
Class A Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                       1
Class B Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                       3
Class C Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                       1
Paid-in capital in excess of par                                                              5,327,590
Undistributed investment income--net                                                                812
Undistributed realized capital gains on investments and
foreign currency transactions--net                                                               16,284
Unrealized depreciation on investments and foreign currency
  transactions--net                                                                             (68,664)
                                                                                           ------------
Net assets                                                                                 $  5,276,076
                                                                                           ============

Net Asset Value:
Class I--Based on net assets of $4,825,543 and
  487,999 shares outstanding                                                               $       9.89
                                                                                           ============
Class A--Based on net assets of $55,361 and
  5,602 shares outstanding                                                                 $       9.88
                                                                                           ============
Class B--Based on net assets of $279,718 and
  28,320 shares outstanding                                                                $       9.88
                                                                                           ============
Class C--Based on net assets of $115,454 and
  11,690 shares outstanding                                                                $       9.88
                                                                                           ============

See Notes to Financial Statements.



June 30, 2000
Mercury QA International Fund



STATEMENT OF OPERATIONS
For the Period June 2, 2000++ to June 30, 2000
MERCURY QA INTERNATIONAL FUND
Investment Income:
Dividends (net of $638 foreign withholding tax)                                            $      4,227
Interest and discount earned                                                                      2,021
                                                                                           ------------
Total income                                                                                      6,248
                                                                                           ------------

Expenses:
Registration fees                                                           $      7,925
Investment advisory fees                                                           1,916
Professional fees                                                                  1,374
Accounting services                                                                1,250
Administrative fees                                                                1,032
Offering costs                                                                       814
Printing and shareholder reports                                                     412
Custodian fees                                                                       192
Account maintenance and distribution fees--Class B                                   191
Account maintenance and distribution fees--Class C                                    78
Pricing fees                                                                          69
Transfer agent fees--Class I                                                          45
Directors' fees and expenses                                                          33
Account maintenance fees--Class A                                                      9
Transfer agent fees--Class B                                                           4
Transfer agent fees--Class C                                                           2
Transfer agent fees--Class A                                                           1
                                                                            ------------
Total expenses before reimbursement                                               15,347
Reimbursement of expenses                                                         (9,911)
                                                                            ------------
Total expenses after reimbursement                                                                5,436
                                                                                           ------------
Investment income--net                                                                              812
                                                                                           ------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:
Realized gain from:
 Investments--net                                                                 14,063
 Foreign currency transactions--net                                                2,221         16,284
                                                                            ------------

Unrealized appreciation/depreciation on:
 Investments--net                                                                (68,722)
 Foreign currency transactions--net                                                   58        (68,664)
                                                                            ------------   ------------
Net Decrease in Net Assets Resulting from Operations                                       $    (51,568)
                                                                                           ============


++Commencement of operations.

See Notes to Financial Statements.


June 30, 2000
Mercury QA International Fund

STATEMENT OF CHANGES
IN NET ASSETS
MERCURY QA INTERNATIONAL FUND
                                                                                          For the Period
                                                                                           June 2, 2000++
                                                                                            to June 30,
Increase (Decrease)in Net Assets:                                                              2000
Operations:
Investment income--net                                                                     $        812
Realized gain on investments and foreign currency transactions--net                              16,284
Unrealized depreciation on investments and foreign currency
transactions--net                                                                               (68,664)
                                                                                           ------------
Net decrease in net assets resulting from operations                                            (51,568)
                                                                                           ------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                            5,227,644
                                                                                           ------------

Net Assets:
Total increase in net assets                                                                  5,176,076
Beginning of period                                                                             100,000
                                                                                           ------------
End of period*                                                                             $  5,276,076
                                                                                           ============

*Undistributed investment income--net                                                      $        812
                                                                                           ============


++Commencement of operations.

See Notes to Financial Statements.


June 30, 2000
Mercury QA International Fund


FINANCIAL HIGHLIGHTS

MERCURY QA INTERNATIONAL FUND
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                        For the Period June 2, 2000++
                                                                               to June 30, 2000
Increase (Decrease) in Net Asset Value:                        Class I      Class A      Class B      Class C
Per Share Operating Performance:
Net asset value, beginning of period                           $  10.00     $  10.00     $  10.00    $  10.00
                                                               --------     --------     --------    --------
Investment income (loss)--net                                        --++++       --++++       --++++      --++++
Realized and unrealized loss on
  investments and foreign currency
  transactions--net                                                (.11)        (.12)        (.12)       (.12)
                                                               --------     --------     --------    --------
Total from investment operations                                   (.11)        (.12)        (.12)       (.12)
                                                               --------     --------     --------    --------
Net asset value, end of period                                 $   9.89     $   9.88     $   9.88    $   9.88
                                                               ========     ========     ========    ========

Total Investment Return:**
Based on net asset value per share                               (1.10%)+++   (1.20%)+++   (1.20%)+++  (1.20%)+++
                                                               ========     ========     ========    ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                    1.75%*       2.00%*       2.75%*      2.75%*
                                                               ========     ========     ========    ========
Expenses                                                          5.11%*       5.36%*       6.11%*      6.11%*
                                                               ========     ========     ========    ========
Investment income (loss)--net                                      .34%*        .35%*       (.34%)*     (.32%)*
                                                               ========     ========     ========    ========

Supplemental Data:
Net assets, end of period (in thousands)                       $  4,826     $     55     $    280     $   115
                                                               ========     ========     ========    ========
Portfolio turnover                                                8.75%        8.75%        8.75%       8.75%
                                                               ========     ========     ========    ========



   *Annualized.
  **Total investment returns exclude the effects of sales charges.
  ++Commencement of operations.
++++Amount is less than $.01 per share.
 +++Aggregate total investment return.

    See Notes to Financial Statements.


June 30, 2000
Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS



MERCURY QA INTERNATIONAL FUND

1 Significant Accounting Policies:

Mercury QA International Fund (the "Fund") is part of Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Prior to commencement of operations on June 2, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares on February 25, 2000 to Mercury Advisors ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.


June 30, 2000
Mercury QA International Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



June 30, 2000
Mercury QA International Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank, reflecting an overnight overdraft that resulted from management estimates of available cash.

2 Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Mercury. The general partner of Mercury is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



June 30, 2000
Mercury QA International Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


As compensation for its services to the Fund, Mercury receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund. For the period June 2, 2000 to June 30, 2000, Mercury earned fees of $1,916, all of which were voluntarily waived. Mercury also reimbursed the Fund for additional expenses of $7,995.

The Fund has also entered into an Administration Agreement with Mercury. The Fund pays a monthly fee at an annual rate of .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                      Account
                  Maintenance Fee    Distribution Fee

Class A                   .25%             --
Class B                   .25%            .75%
Class C                   .25%            .75%



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period June 2, 2000 to June 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:


                          FAMD         MLPF&S

Class A                   $62          $1,430


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.
Certain officers and/or directors of the Corporation are officers and/or directors of Mercury, FAM, PSI, FDS, FAMD, and/or ML & Co.



June 30, 2000
Mercury QA International Fund



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


3 Investments:
Purchases and sales of investments, excluding short-term securities, for the period June 2, 2000 to June 30, 2000 were $5,468,960 and
$226,910, respectively.

Net realized gains for the period June 2, 2000 to June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

                                             Realized       Unrealized
                                              Gains       Gains (Losses)

Long-term investments                      $    14,063     $    (68,722)
Foreign currency transactions                    2,221               58
                                           -----------     ------------
Total                                      $    16,284     $    (68,664)
                                           ===========     ============


As of June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $68,722, of which $125,154 related to appreciated securities and $193,876 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $5,361,075.

4Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $5,227,644 for the period June 2, 2000 to June 30, 2000.

Transactions in capital shares for each class were as follows:



Class I Shares for the Period
June 2, 2000++ to June 30, 2000                Shares      Dollar Amount

Shares sold                                   507,676      $   5,068,356
Shares redeemed                               (22,177)          (220,500)
                                          -----------      -------------
Net increase                                  485,499      $   4,847,856
                                          ===========      =============


++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.


Class A Shares for the Period
June 2, 2000++ to June 30, 2000                Shares      Dollar Amount

Shares sold                                     3,291      $      32,742
Shares redeemed                                  (189)            (1,888)
                                          -----------      -------------
Net increase                                    3,102      $      30,854
                                          ===========      =============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.



June 30, 2000
Mercury QA International Fund



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class B Shares for the Period
June 2, 2000++ to June 30, 2000               Shares       Dollar Amount

Shares sold                                    25,820      $     257,196
                                          -----------      -------------
Net increase                                   25,820      $     257,196
                                          ===========      =============

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.



Class C Shares for the Period
June 2, 2000++ to June 30, 2000               Shares       Dollar Amount

Shares sold                                     9,190      $      91,738
                                          -----------      -------------
Net increase                                    9,190      $      91,738
                                          ===========      =============


++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.



June 30, 2000
Mercury QA International Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Mercury QA International Fund of
Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper